Prudential Investment Portfolios 2
PGIM Jennison Small-Cap Core Equity Fund

Supplement dated July 10, 2018

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, John P. Mullman, CFA will no longer serve as a portfolio manager for the Fund. Sheetal M. Prasad, CFA, Eric Sartorius, CFA, and Jason M. Swiatek, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Prospectus and SAI are hereby revised as follows, effective July 11, 2018:

1.	All references and information pertaining to John P. Mullman, CFA with respect to the Fund are hereby removed.

 LR1082